UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_____________________________________

SCHEDULE 14A

_____________________________________

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

The OLB Group, Inc.
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

THE OLB GROUP, INC.
1120 Avenue of the Americas, Fourth Floor
New York, New York 10036

To the Stockholders of The OLB Group, Inc.:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of The OLB Group, Inc. (the “Company”) to be held virtually at http://www.virtualshareholdermeeting.com/OLB2026 on November 19, 2026 at 9:00 a.m. Eastern Time, for the following purposes:

1.To elect Ronny Yakov, Ehud Ernst, Amir Sternhell and Alina Dulimof as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.To ratify the appointment by the Board of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.To approve an amendment (the “Split Amendment”) to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding Common Stock at a range of between 1-for-2 and 1-for-25 (the “Reverse Split”) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (provided that it is effected within one year of the date on which the stockholders of the Corporation approve the Reverse Stock Split).

4.To approve the Fourth Amended and Restated 2020 Share Incentive Plan (the “New Plan”); and

5.To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, AND “FOR” THE APPROVAL OF PROPOSALS OF 3 AND 4.

The Board has fixed the close of business on October 9, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Annual Report on Form 10-K for a more complete statement of matters to be considered at the Annual Meeting.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY VIRTUALLY ATTENDING THE ANNUAL MEETING AND VOTING.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025 ARE AVAILABLE ON THE INTERNET AT WWW.OLB.COM/PUBLIC-FILLINGS OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. YOU WILL NEED TO USE THE CONTROL NUMBER APPEARING ON YOUR PROXY CARD TO VOTE PRIOR TO OR AT THE ANNUAL MEETING.

THE OLB GROUP, INC.
1120 Avenue of the Americas, Fourth Floor
New York, New York 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 19, 2026

To the Stockholders of The OLB Group, Inc.:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of The OLB Group, Inc. (the “Company”) to be held virtually at http://www.virtualshareholdermeeting.com/OLB2026 on November 19, 2026 at 9:00 a.m. Eastern Time, for the following purposes:

1.To elect Ronny Yakov, Ehud Ernst, Amir Sternhell and Alina Dulimof as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.To ratify the appointment by the Board of RBSM, LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.To approve an amendment (the “Split Amendment”) to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding Common Stock at a range of between 1-for-2 and 1-for-25 (the “Reverse Split”) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (provided that it is effected within one year of the date on which the stockholders of the Corporation approve the Reverse Stock Split).

4.To approve the Fourth Amended and Restated 2020 Share Incentive Plan (the “New Plan”); and

5.To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Our Board recommends a vote “FOR” the election of each of the Director Nominees, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and “FOR” the approval of proposals 3 and 4.

Stockholders of record of our common stock at the close of business on October 9, 2026 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend this Annual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Annual Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Annual Meeting by visiting the website: www.investors.olb.com. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

Each share of common stock entitles the holder thereof to one vote. A complete list of stockholders of record entitled to vote at this Annual Meeting will be available for ten days before this Annual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about October 23, 2026.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/Ronny Yakov
Ronny Yakov
Chairman and Chief Executive Officer
The OLB Group, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, AND “FOR” THE APPROVAL OF PROPOSALS 3 AND 4.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on November 19, 2026: This Proxy Statement, along with our Annual Report on Form 10-K for the year ended December 31, 2025, is available at: https://investors.olb.com/

i

PROXY STATEMENT

THE OLB GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS
to be held virtually
at 9:00 a.m. Eastern time on November 19, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

The Company has made these materials available to you in connection with the Company’s solicitation of proxies for use at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held virtually on November 19, 2026 at 9:00 a.m. Eastern time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about October 27, 2026. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to The OLB Group, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

•This Proxy Statement for the Annual Meeting; and

•The Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.0001 per share (“Common Stock”) on October 9, 2026 (the “Record Date”) may vote at the Annual Meeting. There were 31,199,261 shares of Common Stock and zero shares of Preferred Stock outstanding on the Record Date. All shares of Common Stock have one vote per share. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 34 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Mr. Patrick Smith, Vice President, Finance, as your representative at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Mr. Smith to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to his best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

What am I voting on?

You are being asked to vote:

1.To elect, Ronny Yakov, Ehud Ernst, Amir Sternhell and Alina Dulimof as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2027Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.To ratify the appointment by the Board of RBSM, LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.To approve an amendment (the “Split Amendment”) to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding Common Stock at a range of between 1-for-2 and 1-for-25 (the “Reverse Split”) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (provided that it is effected within one year of the date on which the stockholders of the Corporation approve the Reverse Stock Split);

4.To approve the New Plan; and

5.To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board recommends that the stockholders vote “FOR” each of the Director Nominees, “FOR” the ratification of the appointment of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, “FOR” the Split Amendment, and “FOR” the approval of the New Plan.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Transfer Online, you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Annual Meeting as described below. Whether or not you plan to attend the Annual Meeting, please vote prior to the Annual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1)Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card or in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)Via telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)In person. You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to gain access to the virtual Annual Meeting to vote your shares during the meeting or ask questions during the meeting. You will not be able to vote at the meeting unless you have submitted proof of a legal proxy from your broker, bank or other nominee issued in your name giving you the right to vote your shares.

(4)By Mail. You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•sending a written notice to Patrick Smith, our Vice President, Finance, stating that you would like to revoke your proxy of a particular date;

•signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

•Voting at the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Annual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that will prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and the other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” all of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to proposals 2, 3 and 4, you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors, the approval of the Reverse Split and the approval of the New Plan are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to approve each of the proposals?

For Proposal 1, the four persons receiving the highest number of affirmative votes at the Annual Meeting will be elected.

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock is required to approve each of the Proposals 2, 3 and 4.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “FOR” vote for each of the Director Nominees, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, “FOR” the Split Amendment and “FOR” the approval of the New Plan.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting and file a Current Report on Form 8-K announcing the voting results of the Annual Meeting.

Who can help answer my questions?

You can contact our Vice President, Finance, Patrick Smith, at (212) 278-0900 or by sending a letter to Mr. Smith at the offices of the Company at 1120 Avenue of the Americas, 4th Floor, New York, NY 10036 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of The OLB Group, Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on November 19, 2026, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about October 27, 2026. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Annual Meeting.

Date, Time, Place of Annual Meeting

The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/OLB2026 on November 19, 2026 at 9:00 a.m. Eastern Time, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Annual Meeting

At the Annual Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.To elect Ronny Yakov, Ehud Ernst Amir Sternhill and Alina Dulimof, as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.To ratify the appointment by the Board of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.To approve an amendment (the “Split Amendment”) to our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of our issued and outstanding Common Stock at a range of between 1-for-2 and 1-for-25 (the “Reverse Split”) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (provided that it is effected within one year of the date on which the stockholders of the Corporation approve the Reverse Stock Split);

4.To approve the New Plan; and

5.To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Recommendations of the Board

Our Board recommends that the stockholders vote “FOR” each of the Director Nominees, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, FOR” the Split Amendment and “FOR” the approval of the New Plan.

Record Date and Voting Power

Our Board fixed the close of business on October 9, 2026, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Annual Meeting. As of the Record Date, there were 31,199,261 shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 31,199,261 votes may be cast at this Annual Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the voting power of the Common Stock outstanding and entitled to vote at the Annual Meeting is represented at the Annual Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

In the election of directors, the four persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Votes marked “withheld” and broker non-votes will have no effect on the election of directors.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2026, to approve the New Plan and to approve the Split Amendment.

Abstentions will have no effect on the ratification of the appointment of the Auditor, or the approval of the New Plan or the approval of the Split Amendment. Broker Non-Votes will have no effect on the ratification of the appointment of the Auditor, or the approval of the New Plan.

Brokers may use their discretion to vote shares held by them of record for ratification of the appointment of the Auditor if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock as the ratification of the appointment of the Auditor is a “routine matter”.

Voting

There are four ways to vote:

1.Via the Internet. Use the internet to vote by going to the internet address listed on your proxy card or; have your proxy card or in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card and will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2.Via Telephone. Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

3.In person. You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to gain access to the virtual Annual Meeting to vote your shares during the meeting or ask questions during the meeting. You will not be able to vote at the meeting unless you have submitted proof of a legal proxy from your broker, bank or other nominee issued in your name giving you the right to vote your shares.

4.By mail. You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you request printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our Vice President, Finance, Patrick Smith, at (212) 278-0900 or by sending a letter to Mr. Smith at the offices of the Company at 1120 Avenue of the Americas, 4th Floor, New York, NY 10036 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located 1120 Avenue of the Americas, 4th Floor, New York, NY 10036. The Company’s telephone number at such address is (212) 278-0900.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES AND PROPOSALS IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Annual Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2027 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he or she is willing to be named as a nominee and each is willing to serve, or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of four directors, Ronny Yakov, Ehud Ernst, Amir Sternhell, and Alina Dulimof.

The Nominating Committee (the “Committee”) of the Board indicated its desire to continue with the current composition of the Board. Accordingly, at the Annual Meeting, the four incumbent directors (Ronny Yakov, Ehud Ernst, Amir Sternhell, and Alina Dulimof) were nominated each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Each of the current directors that has determined to stand for reelection at the Annual Meeting has been nominated for reelection to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Ronny Yakov is Chief Executive Officer, Chairman of the Board of Directors, founder and the largest stockholder of the Company. Mr. Yakov has over 25 years of experience of concept-to-print, software and e-commerce marketing experience with Fortune 500 and 1,000 companies and a proven track record of helping clients adapt their businesses to technological developments. In 1996, Mr. Yakov entered into the electronic mail-order catalog business with Playboy Enterprises, creating and hosting two e-commerce sites: Critics’ Choice Video and Collectors’ Choice Music. As founder of the Company, Mr. Yakov has since developed a number of other branded e-commerce sites for clients, selling a variety of products including sporting goods, chocolates and cosmetics, with which the company now partners to provide ongoing hosting and maintenance. Other significant accomplishments of Mr. Yakov have included establishing an AT&T wholesale e-commerce platform for 180,000 employees and working with high-profile clients such as Disney, Cisco Systems, Pfizer, Motorola, and Microsoft, among many others. Mr. Yakov also developed and maintains a complex extranet/intranet infrastructure that allows Doremus, an Omnicom Communication subsidiary, to provide its advertising services to 50 of the top financial institutions on a real-time basis. Mr. Yakov qualifies as a Director as a result of him being the Chief Executive Officer of the Company and his work experience in the software and payment processing marketplaces.

Ehud Ernst is one of our independent directors since August 2020 and Chairman of the Audit Committee of the Board of Directors. Since 2015, Mr. Ernst has been the chief executive officer of HyperTail.es. From 2007 to 2017, Mr. Ernst founded and was the chief executive officer of Feelternet, a creative digital agency, which served some of the largest brands in the Israeli market. From 2004 to 2007, Mr. Ernst served as division manager at Data-Pro Proximity/BBDO, a large direct marketing and analytics agency in Israel. From 1985 to 1999, Mr. Ernst founded and was the chief executive officer of Ernst Meron studios, one of the largest commercial photography production studio in Israel. Mr. Ernst also co-founded Impressia.com, a marketing technology start-up venture enabling product displays at e-commerce stores. Mr. Ernst graduated from ICP New York with a degree in Photography and Art. Mr. Ernst qualifies as a Director because of his extensive experience in the technology marketplace and his experience as an entrepreneurial executive.

Amir Sternhell is one of our independent directors and has served on our Board since August 2020. Since 2016, Mr. Sternhell has served as chief strategy officer of Sertainty, a data optimization company. Mr. Sternhell has 24 years of experience in the IT and Corporate Learning industries, including two-decades, where he was head of a business intelligence unit representing Microstrategy, and, chief learning officer, representing Harvard Business Publishing. Mr. Sternhell was the founder of the first Non-Profit Organization that assisted Israel’s Incubator System, in which he hand-held over 100 high-tech companies. Mr. Sternhell was the vice chairman of the American-Israel Chamber of Commerce and Industry, overseeing its initiatives, and a recipient of its Business Leadership Award. Mr. Sternhell served in the Directorate of Military Intelligence for the Israel Defense Forces, and was awarded the Most Outstanding Soldier of the Corp. in 1981. Mr. Sternhell holds an AB in Political Science and Psychology from Tel Aviv University, an MIA in International Economics from Columbia University and an MBA from the ‘Grand Ecole’ EDHEC ’92 specializing in IT and Management where he graduated first in his class. Mr. Ernst qualifies as a Director because of his experience working with companies in the technology and cybersecurity marketplaces.

Alina Dulimof is one of our independent directors and has served on our Board since August 2020. She is currently Chief Operating Officer and Head of Investor Relations and Business Development at Dorset Management LLC, a commodity trading hedge fund she co-founded. Since 2017, she has served as a managing director responsible for business development with Park Avenue Securities (PAS), a wealth management advisory firm in New York. Prior to PAS, from 2012 to 2017, she was a partner with Nationwide Planning Associates and from 2007-2009, she was a VP, Private Banking at Merrill Lynch in New York. She has passed the Series 7 (FINRA-General. Securities Representative exam) and Series 66 (NASAA_Uniform Combined State Law exam) exams. From 1999 to 2007, Ms. Dulimoff was an Investment Manager with BrainHeart, a VC firm in Stockholm, where she was responsible for investment decisions, while supporting the management teams of its portfolio companies. As an entrepreneur, Ms. Dulimof achieved successful exits from 2 of her startups, prior to joining BrainHeart. For over 15 years she had managed, advised and invested in a wide range of companies in Blockchain technology, Fintech, 5G, IoT, Cybersecurity, AI, Robotics, E-commerce, Creator economy, Mobile, OOH advertising and Biotech, alongside entrepreneurs, venture capital and private equity firms. Prior to her investment management career, she was a technology executive, starting at Ericsson in Stockholm, directly after her graduation with distinction with a degree in Nuclear Physics from Bucharest University in 1988. At Ericsson, she held executive positions within diverse business areas, from research to product development, marketing and strategic partnerships. During her tenure at Ericsson she earned an Executive MBA from Stockholm School of Economics in 2001. She is a CFA charter holder. Ms. Dulimof qualifies as a Director because of her extensive experience in the finance, technology and cryptocurrency industries.

We believe that our Director Nominees represent a desirable mix of backgrounds, skills, experiences, genders and members of underrepresented communities. Below are some of the specific experiences, qualifications, attributes or skills of each Director Nominee in addition to the biographical information provided above that led to the conclusion that each person should serve as one of our directors in light of our business and structure:

Required Vote

In the election of directors, the four persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected.

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position(s)
Ronny Yakov	67	Chief Executive Officer and Chairman of the Board of Directors and Director Nominee
Rachel Boulds	56	Chief Financial Officer
Patrick Smith	53	Vice President
Alina Dulimof	59	Director Nominee
Ehud Ernst	66	Director Nominee and Chairman of the Audit Committee
Amir Sternhell	63	Director Nominee

See above the biographies of Mr. Yakov, Mr. Ernst, Mr. Sternhell and Ms. Dulimof.

Ronny Yakov is Chief Executive Officer, Chairman of the Board of Directors, founder and majority stockholder of the Company. Mr. Yakov has over 25 years of experience of concept-to-print, software and e-commerce marketing experience with Fortune 500 and 1,000 companies and a proven track record of helping clients adapt their businesses to technological developments. In 1996, Mr. Yakov entered into the electronic mail-order catalog business with Playboy Enterprises, creating and hosting two e-commerce sites: Critics’ Choice Video and Collectors’ Choice Music. As founder of the Company, Mr. Yakov has since developed a number of other branded e-commerce sites for clients, selling a variety of products including sporting goods, chocolates and cosmetics, with which the company now partners to provide ongoing hosting and maintenance. Other significant accomplishments of Mr. Yakov have included establishing an AT&T wholesale e-commerce platform for 180,000 employees and working with high-profile clients such as Disney, Cisco Systems, Pfizer, Motorola, and Microsoft, among many others. Mr. Yakov also developed and maintains a complex extranet/intranet infrastructure that allows Doremus, an Omnicom Communication subsidiary, to provide its advertising services to 50 of the top financial institutions on a real-time basis.

Rachel Boulds is Chief Financial Officer of the Company. Ms. Boulds currently works for the Company on a part-time basis (spending approximately 80% of her time working for the Company) while also operating her sole accounting practice which she has led since 2009 and which provides all aspects of consulting and accounting services to clients, including the preparation of full disclosure financial statements for public companies to comply with GAAP and SEC requirements. Ms. Boulds also currently provides outsourced chief financial officer services for two other companies. From August 2004 through July 2009, she was employed as a Senior Auditor for HJ & Associates, LLC, where she performed audits and reviews of public and private companies, including the preparation of financial statements to comply with GAAP and SEC requirements. From 2003 through 2004, Ms. Boulds was employed as a Senior Auditor at Mohler, Nixon and Williams. From September 2001 through July 2003, Ms. Boulds worked as an ABAS Associate for PriceWaterhouseCoopers. From April 2000 through February 2001, Ms. Boulds was employed as an e-commerce Accountant for the Walt Disney Group’s GO.com. Ms. Boulds earned a B.S. in Accounting from San Jose University in 2001 and is licensed as a CPA in the state of Utah.

Patrick Smith is Vice President, Finance of the Company. Mr. Smith has over 20 years of finance, accounting and operational experience in the merchant services industry. Mr. Smith joined eVance (formerly, Calpian Commerce) in 2014 as Director of Finance. Prior to eVance, Mr. Smith spent 2 years as Director of Financial Planning and Analysis at Cynergy Data, an ISO with over 75,000 merchants. He worked with Pay by Touch, a biometric payments start-up company based in San Francisco, and was part of the financial team that raised over $300M in its capital funding. From 1996 to 2004, Mr. Smith worked for Concord EFS, a large merchant acquirer. His titles at Concord included Internal Audit, Financial Analyst and Vice President/Controller. While at Concord EFS, he was part of the diligence team that worked on several large acquisitions, including those of Star and EPS Debit networks.

None of our directors or officers are related to each other. There are no arrangements or understandings with any of our principal stockholders, customers, suppliers, or any other person, pursuant to which any of our directors or executive officers were appointed.

No officer or director has, during the past five years, been involved in (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time, (b) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses), (c) any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities or (d) a finding by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

To the best of the Company’s knowledge, there are no arrangements or understandings between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees or executive officers. To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors, Director Nominees or executive officers.

Board of Directors and Corporate Governance

Role of the Board of Directors in Risk Oversight

The Board of Directors is responsible for assessing the risks facing our company and considers risk in every business decision and as part of our business strategy. The Board of Directors recognizes that it is neither possible nor prudent to eliminate all risk, and that strategic and appropriate risk-taking is essential for us to compete in our industry and in the global market and to achieve our growth and profitability objectives. Effective risk oversight, therefore, is an important priority of the Board of Directors.

While the Board of Directors oversees our risk management, management is responsible for day-to-day risk management processes. Our Board of Directors expects management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies that are adopted by the Board of Directors. The Board of Directors expects to review and adjust our risk management strategies at regular intervals or as needed.

Committees of the Board

On August 6, 2020, the Board established an audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and nominating and corporate governance committee (the “Nominating Committee”). Each committee has a charter which will be reviewed on an annual basis by the members of such committee. A current copy of each committee charter is available to stockholders on the Company’s website at www.olb.com.

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. The audit committee will be at all times composed of exclusively independent directors who are “financially literate,” meaning they are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, the committee will have at least one member who qualifies as an “audit committee financial expert” as defined in rules and regulations of the SEC.

The principal duties and responsibilities of the Company’s audit committee are to appoint the Company’s independent auditors, oversee the quality and integrity of the Company’s financial reporting and the audit of the Company’s financial statements by its independent auditors and in fulfilling its obligations, the Company’s audit committee will review with the Company’s management and independent auditors the scope and result of the annual audit, the auditors’ independence and the Company’s accounting policies.

The audit committee will be required to report regularly to the Board to discuss any issues that arise with respect to the quality or integrity of the Company’s financial statements, its compliance with legal or regulatory requirements and the performance and independence of the Company’s independent auditors.

Our Board of Directors has an Audit Committee, Compensation Committee and a Nominating and Corporate Committee.

Audit Committee

The Audit Committee consists of Amir Sternhell, Ehud Ernst and Alina Dulimof with Mr. Ernst serving as Chairman. The Audit Committee assists the Board of Directors in discharging its responsibilities relating to the financial management of our Company and oversight of our accounting and financial reporting, our independent registered public accounting firm and their audits, our internal financial controls and the continuous improvement of our financial policies and practices. In addition, the Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The responsibilities of the Audit Committee, as set forth in its charter, includes:

•appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•establishing policies and procedures for the receipt and retention of accounting-related complaints, whistleblowers, and concerns; and

•reviewing and approving any related party transactions.

The composition of our Audit Committee complies with all applicable requirements of the SEC and the listing requirements of the Nasdaq Capital Market. We intend to comply with future requirements to the extent they become applicable to us.

Compensation Committee

The Compensation Committee consists of Alina Dulimof, Ehud Ernst and Amir Sternhell with Mr. Ernst serving as Chairman. The Compensation Committee assists the Board of Directors in setting and maintaining the Company’s compensation philosophy and in discharging its responsibilities relating to executive and other human resources hiring, assessment and compensation, and succession planning. The responsibilities of the Compensation Committee, as set forth in its charter, includes:

•reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer;

•evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer;

•determining the compensation of all our other officers and reviewing periodically the aggregate amount of compensation payable to such officers;

•overseeing and making recommendations to the Board of Directors with respect to our incentive-based compensation and equity plans; and

•reviewing and making recommendations to the Board of Directors with respect to director compensation.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Alina Dulimof, Ehud Ernst and Amir Sternhell with Mr. Sternhell serving as Chairman. The responsibilities of the Nominating and Corporate Governance Committee, as set forth in its charter, includes:

•making recommendations to the Board of Directors regarding the size and composition of the Board of Directors;

•recommending qualified individuals as nominees for election as directors;

•reviewing the appropriate skills and characteristics required of director nominees;

•establishing and administering a periodic assessment procedure relating to the performance of the Board of Directors as a whole and its individual members; and

•periodically reviewing the corporate governance guidelines and supervising the management representative charged with implementing the Company’s corporate governance procedures.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee is (or was at any time previously) an officer or employee. None of our executive officers serve or in the past fiscal year has served as a member of the Board of Directors or Compensation Committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or expected to serve on the Compensation Committee.

Attendance

There were 3 meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2025. Each of our directors attended all of the aggregate number of meetings of the Board that they were eligible to attend.

There were 3 meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2025. Each of the committee members attended all of the meetings of the Audit Committee that they were eligible to attend.

There was 3 meeting, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2025. Each of the committee members attended all the meetings of the Compensation Committee that they were eligible to attend.

There were 3 meetings, exclusive of action by unanimous written consent, of the Nominating Committee held during fiscal year 2025.

Code of Business Conduct

Our Board of Directors has adopted a code of business conduct and ethics, the “Code of Business Conduct,” to ensure that our business is conducted in a consistently legal and ethical manner. Our policies and procedures cover all major areas of professional conduct, including employee policies, conflicts of interest, protection of confidential information, and compliance with applicable laws and regulations. The Code of Business Conduct is available at our website at http://www.olb.com/code-of-conduct/. The reference to our website address in this Annual Report does not include or incorporate by reference the information on our website into this Annual Report. We intend to disclose future amendments to certain provisions of our code of conduct, or waivers of these provisions, on our website or in public filings.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of these filings, we believe that all required Section 16(a) fillings were made on a timely basis during fiscal year 2025 except for the two Form-4 filings for Ronny Yakov, one Form-4 filing for Rachel Boulds, one filing by Amir Sternhell and one filing by Alina Dulimof.

Transactions with Related Persons

Aside from compensation arrangements with executive officers described below, we are a party to certain related party.

On April 21, 2025 the Company agreed to convert the certain obligations owed to Ronny Yakov, Yakov Holdings, LLC and Patrick Smith at $1.00 per share. The common stock price was $1.04 per share. As a result, the Company recorded a loss on conversion of $175,763 during the year ended December 31, 2025. The following is a summary of the obligations subject to conversion:

Yakov Holdings, LLC Loan	$1,492,152
Yakov accrued compensation	1,062,500
Yakov accrued bonus	300,000
Accrued interest	280,377
3,135,029

Smith loan	19,000
Smith accrued compensation	510,417
Smith accrued bonus	150,000
Smith accrued interest	50,642
730,059

Total obligation converted	$3,865,088

Shares issued	3,865,088
Conversion price	$1.04
$4,040,851

Loss on modification	$175,763

On the grant date of April 22, 2025, the share price was set at $1.04 per share. The conversion price was set at $1.00 per share. The excess of the fair value of the shares to be issued over the stated amount of the obligation was recorded as a loss on conversion of $175,763.

On June 2, 2025, Mr. Yakov converted $1,772,529 of principal and interest into 1,772,529 shares of common stock. As of December 31, 2025 and 2024, the amount due to Yakov Holdings, LLC is $167,315 and $1,203,960, respectively.

On June 2, 2025, Mr. Smith converted $69,642 of principal and interest into 69,642 shares of common stock.

On June 2, 2025, Mr. Smith converted $510,417 and $150,000 of accrued salary and bonus, respectively, into 660,417 shares of common stock.

On June 2, 2025, Mr. Yakov converted $1,062,500 and $300,000 of accrued salary and bonus, respectively, into 1,362,500 shares of common stock.

During the year ending December 31, 2025, the Company issued 35,000 shares of common stock to its CFO for services. The shares were valued at $2.02, the closing stock price on the date of grant, for total non-cash expense of $70,700.

During the year ending December 31, 2025, the Company issued an additional 50,000 shares of common stock to its CFO for services. The shares were valued at $1.26, the closing stock price on the date of grant, for total non-cash expense of $63,000.

During the year ended December 31, 2025, the Company issued 32,000 shares of common stock to its directors for services. The shares were valued at $2.02, the closing stock price on the date of grant, for total non-cash expense of $64,640.

On October 14, 2025, the Company’s Board of Directors approved, and on November 14, 2025 the Company entered into, an amended and restated employment agreement (the “Employment Agreement”) with its Chairman, President and Chief Executive Officer, Ronny Yakov (the “Executive”). The Employment Agreement supersedes the prior agreement dated January 3, 2022 and has an initial term through December 31, 2030, with automatic one-year renewals thereafter unless terminated in accordance with its terms.

Pursuant to the Employment Agreement, the Executive is entitled to an annual base salary of $800,000, subject to annual increases of 3% beginning January 1, 2026. The Executive is also eligible to receive an annual performance-based bonus with a target amount of $400,000, which is likewise subject to annual increases of 3%. In addition, the Executive is eligible to receive transaction-based compensation, including (i) an acquisition bonus equal to 2% of the purchase price of certain qualifying acquisitions and (ii) milestone bonuses generally equal to 1% of the value of specified corporate transactions or events, as defined in the Employment Agreement.

The Employment Agreement provides for annual equity awards consisting of stock options to purchase not less than 200,000 shares of the Company’s common stock, with an exercise price of $0.01 per share, subject to vesting conditions. All unvested equity awards will accelerate upon a change in control of the Company.

The Executive is also entitled to participate in the Company’s benefit plans, receive a monthly automobile allowance of $3,500, and be reimbursed for reasonable business expenses.

During the years ended December 31, 2025 and 2024, Mr. Yakov made payments on behalf of the Company in the amount of $560,832 and $1,191,282, respectively. As of December 31, 2024, the Company owes Mr. Yakov $167,315.

Statement of Policy

All future transactions between us and our officers, directors or five percent stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.

To the best of our knowledge, during the past three fiscal years, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds $120,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest (other than compensation to our officers and directors in the ordinary course of business).

Executive Compensation

The following table sets forth certain information for the fiscal years ended December 31, 2025 and 2024, with respect to compensation awarded to, earned by or paid to our Chairman of the Board, President and Chief Executive Officer and our Vice President and Chief Financial Officer (the “Named Executive Officers”). No other executive officer received total compensation in excess of $100,000 during fiscal year 2025.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)	Total
Ronny Yakov, CEO, Chairman	2025	$750,000	$300,000	$0	$135,500	$0	$0	$42,000	$1,227,500
	2024	$750,000	$300,000	$0	$406,500	$0	$0	$30,000	$1,486,500
Patrick Smith, Vice President	2025	$350,000	$150,000	$0	$0	$0	$0	$0	$500,000
	2024	$350,000	$150,000	$0	$0	$0	$0	$0	$500,000
Rachel Boulds, CFO	2025	$36,000	$0	$133,700	$0	$0	$0	$0	$169,700
	2024	$36,000	$0	$0	$0	$0	$0	$0	$36,000

________

(1)Car allowance

(2)Stock based compensation reflects fair value of options granted during the years ended December 31, 2024, each with an exercise price of $0.01.

(3)Salaries are paid when funds are available. Any unpaid amounts are accrued.

Employment Agreements

On January 11, 2022, the Company entered into a new employment agreement with Mr. Yakov (the “Yakov Agreement”) and a new employment agreement with Mr. Smith (the “Smith Agreement”). The Yakov Agreement maintains Mr. Yakov’s role as the Company’s Chief Executive Officer through December 31, 2027 and extended for one-year terms thereafter. The Smith Agreement maintains Mr. Smith’s role as the Company’s Vice President, Finance unless terminated or upon his resignation.

The Yakov Agreement sets Mr. Yakov’s base salary at $750,000 and he is eligible for insurance coverages and benefits available to the Company’s employees pursuant to the terms of the Company’s insurance and benefit plans. Mr. Yakov received a $490,000 bonus for acquisitions closed by the Company in 2020 and 2021 and he will be eligible to receive an acquisition bonus equal to two percent (2%) of the gross purchase price paid in connection with a future acquisition. Mr. Yakov shall be eligible to receive an annual bonus of Three Hundred Thousand Dollars ($300,000) based on performance criteria established by the Board. In addition, on an annual basis, Mr. Yakov shall receive options to purchase up to 20,000 shares of common stock of the Company at an exercise price of $0.10 per share.

The Yakov Agreement also states that, if Mr. Yakov’s employment is terminated without cause or he voluntarily terminates his employment for good reason, he will continue to receive his base salary for the remainder of the term along with all earned bonuses. In the event the termination is in connection with Mr. Yakov’s death, disability or bankruptcy of the Company, he will receive the pro rata amount of his base salary through the termination date and all bonuses earned through the termination date.

The Smith Agreement sets Mr. Smith’s base salary to $350,000 and he is eligible for insurance coverages and benefits available to the Company’s employees pursuant to the terms of the Company’s insurance and benefit plans. Mr. Smith shall be eligible to receive an annual bonus of One Hundred Fifty Thousand Dollars ($150,000) based on performance criteria established by the Compensation Committee. In addition, Mr. Smith shall receive options (the “Options”) to purchase up to 27,500 shares of common stock of the Company at an exercise price of $0.10 per share.

The Smith Agreement also states that, if Mr. Smith’s employment is terminated without cause or he voluntarily terminates his employment for good reason, he will continue to receive his base salary for the remainder of the term along with all earned bonuses. In the event the termination is in connection with Mr. Smith’s death, disability or bankruptcy of the Company, he will receive the pro rata amount of his base salary through the termination date and all bonuses earned through the termination date.

On April 8, 2024, the Company entered into Amendment No. 1 (the “Amendment”) to the Employment Agreement with Mr. Yakov (the “Yakov Agreement”). The Amendment corrected a ministerial error in the terms relating to the exercise price of stock options awarded and automobile allowance for Mr. Yakov. The Amendment affirmed that the exercise price of stock options issued under the Agreement (the “Stock Options”) shall have a per share exercise price equal to $0.10 and expire ten years after the date of grant. Each Stock Option granted shall become exercisable as follows: 50% upon the grant date, then 25% upon each of the second and third anniversary of the date on which it is granted. In addition, the notices provision of the Yakov Agreement was amended to the reflect the current business address of the Company.

On October 14, 2025, the Company’s Board of Directors approved, and on November 14, 2025 the Company entered into, an amended and restated employment agreement (the “Employment Agreement”) with its Chairman, President and Chief Executive Officer, Ronny Yakov (the “Executive”). The Employment Agreement supersedes the prior agreement dated January 3, 2022 and has an initial term through December 31, 2030, with automatic one-year renewals thereafter unless terminated in accordance with its terms.

Pursuant to the Employment Agreement, the Executive is entitled to an annual base salary of $800,000, subject to annual increases of 3% beginning January 1, 2026. The Executive is also eligible to receive an annual performance-based bonus with a target amount of $400,000, which is likewise subject to annual increases of 3%. In addition, the Executive is eligible to receive transaction-based compensation, including (i) an acquisition bonus equal to 2% of the purchase price of certain qualifying acquisitions and (ii) milestone bonuses generally equal to 1% of the value of specified corporate transactions or events, as defined in the Employment Agreement.

The Employment Agreement provides for annual equity awards consisting of stock options to purchase not less than 200,000 shares of the Company’s common stock, with an exercise price of $0.01 per share, subject to vesting conditions. All unvested equity awards will accelerate upon a change in control of the Company.

The Executive is also entitled to participate in the Company’s benefit plans, receive a monthly automobile allowance of $3,500, and be reimbursed for reasonable business expenses.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2025, the following equity awards were outstanding:

Pursuant to the Yakov Agreement , Mr. Yakov holds options to purchase up to 20,000 shares of common stock of the Company at an exercise price of $0.10 per share.

2020 Equity Incentive Plan

The Board of Directors have adopted a 2020 Equity Incentive Plan (the “Plan”) for the Company and the holders of majority of our outstanding shares of common stock have approved such plan. On December 27, 2024, the stockholders of the Company approved an amendment and restate of the Plan to increase the number of our shares of Common Stock available for issuance under the 2020 Plan from 200,000 to 400,000 shares. Grants of 1,355,953 options to purchase shares of common stock have been issued under the Plan as of December 31, 2025. In general, awards under the Plan shall vest ratably over a period of three years (on the first, second and third anniversaries of the agreement) subject to accelerated vesting upon a change of control of our company (although awards may be granted with different vesting terms).

The purpose of our 2020 Equity Incentive Plan is to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial achievements. The 2020 Equity Incentive Plan is administered by the Compensation Committee of our Board of Directors or by the full Board, which may determine, among other things, the (a) terms and conditions of any option or stock purchase right granted, including the exercise price and the vesting schedule, (b) persons who are to receive options and stock purchase rights and (c) the number of shares to be subject to each option and stock purchase right. The Plan provides for the grant of (i) “incentive” options (qualified under section 422 of the Internal Revenue Code of 1986, as amended) to employees of our company and (ii) non-qualified options to directors and consultants of our company.

In connection with the administration of our 2020 Equity Incentive Plan, our Compensation Committee:

•determines which employees and other persons will be granted awards under our 2020 Equity Incentive Plan;

•grants the awards to those selected to participate;

•determines the exercise price for options; and

•prescribes any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

Any grant of awards to any of directors under our 2020 Equity Incentive Plan must be approved by the Compensation Committee of our Board of Directors. In addition, our Compensation Committee will: (i) interpret our 2020 Equity Incentive Plan; and (ii) make all other determinations and take all other action that may be necessary or advisable to implement and administer our 2020 Equity Incentive Plan.

The 2020 Equity Incentive Plan provides that in the event of a change of control, the Compensation Committee or our Board of Directors shall have the discretion to determine whether and to what extent to accelerate the vesting, exercise or payment of an award.

In addition, our Board of Directors may amend our 2020 Equity Incentive Plan at any time. However, without stockholder approval, our 2020 Equity Incentive Plan may not be amended in a manner that would:

•increase the number of shares that may be issued under our 2020 Equity Incentive Plan;

•materially modify the requirements for eligibility for participation in our 2020 Equity Incentive Plan;

•materially increase the benefits to participants provided by our 2020 Equity Incentive Plan; or

•otherwise disqualify our 2020 Equity Incentive Plan for coverage under Rule 16b-3 promulgated under the Exchange Act.

Awards previously granted under our 2020 Equity Incentive Plan may not be impaired or affected by any amendment of our 2020 Equity Incentive Plan, without the consent of the affected grantees.

Director Compensation

Our directors are entitled to the following fixed compensation for their services as directors during the fiscal year ended December 31, 2025.

Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total
Alina Dulimof	$10,000	$20,200	$0	$0	$0	$0	$30,200
Ehud Ernst	$14,000	$24,240	$0	$0	$0	$0	$38,240
Amir Sternhell	$10,000	$20,200	$0	$0	$0	$0	$30,200

Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties.

Director Independence

Of our directors, we have determined that Messrs. Ehud Ernst and Amir Sternhell and Ms. Alina Dulimof are “independent” directors under NASDAQ listing standards, while Harrison Gross is not independent under such standards.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2026

Introduction

On September 18, 2026, the Board approved the engagement of RBSM LLP (“RBSM”) as the Company’s new independent registered public accounting firm. On September 18, 2026, the Audit Committee appointed them as the Company’s independent auditors for the fiscal year ending December 31, 2026.

Stockholders will be asked to ratify the Audit Committee’s appointment of the Auditor to serve as our independent auditors. The Board, through its Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2026. A representative of the Auditor is not expected to be present at the Annual Meeting.

The following table describes fees for professional audit services rendered and billed by RBSM, LLP, our present independent registered public accounting firm and principal accountant, for audit services of our consolidated financial statements and for other services during fiscal year 2025 and for professional audit services rendered and billed by Mac Accounting Group & CPAs, LLP for the audit of our consolidated financial statements and for other services during fiscal years 2025 and 2024.

Type of Fee – Billed by RBSM, LLP,	2025	2024
Audit Fees(1)	$134,000	$56,500
Audit Related Fees(2)	$45,000	$—
Total	$179,000	$56,500

Type of Fee – Billed by Mac Accounting Group & CPAs, LLP,	2025	2024
Audit Fees(1)	$6,210	$12,000
All Other Fees(2)	$10,725	$17,500
Total	$16,935	$29,500

________

(1)Audit fees for fiscal years 2025 and 2024 represent fees billed for services rendered by RBSM, LLP and Mac Accounting Group & CPAs, LLP, for the audit of our consolidated financial statements and reviews of our quarterly reports on Form 10-Q.

(2)All other fees for fiscal years 2025 and 2024 represent fees billed for services rendered by Mac Accounting Group & CPAs, LLP in connection with comfort letters and registration statements filed during each respective fiscal year.

Our Audit Committee has determined that the services provided by the Auditor are compatible with maintaining the independence of the Auditor as our independent registered public accounting firm.

The Board has established pre-approval policies and procedures pursuant to which the Board approved the foregoing audit, tax and non-audit services provided by the Auditor in 2024 and 2025. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. Fee estimates for these services are approved by the Chairman of the Board based on information provided by our management.

Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the votes cast at this Annual Meeting.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF RBSMLLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL 3
AMENDMENT TO CERTIFICATE OF INCORPORATION

On September 18, 2026, our Board approved, by unanimous written consent, to adopt the Amendment to our Certificate of Incorporation effecting a Reverse Split of our issued and outstanding Common Stock at a range of between 1-for-2 and 1-for-25 and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion.

Effecting the Reverse Split requires that our Certificate of Incorporation be amended. The text that will be incorporated into our Certificate of Incorporation upon effecting the Reverse Split is attached as Annex A to this Proxy Statement. The Split Amendment, which will be filed within one year if approved at the Annual Meeting, will be effective upon the filing of such Amendment to the Certificate of Incorporation in the form attached as Annex A with the Secretary of State of Delaware with such filing to occur, if at all, at the sole discretion of the Board.

The reason for the Reverse Split is that it should increase the stock price of our Common Stock, which is currently trading on Nasdaq Capital Market (the “Exchange”), above $1.00 per share, whereby the Company will meet the continued listing standards to remain trading on the Exchange.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our Common Stock. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of Common Stock would not be affected by the Reverse Split.

The table below sets forth the number of shares of our Common Stock outstanding before and after the Reverse Split based on 31,199,261 shares of Common Stock outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a one-for-2 Reverse Split	Assuming a one-for-25 Reverse Split
Aggregate Number of Shares of Common Stock Outstanding	31,199,261	15,599,630	1,247,970

The Reverse Split will not have any impact on the number of authorized shares of Common Stock provided for in our Certificate of Incorporation which shall remain at 1,000,000,000 shares.

Although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because we will not be reducing out authorized shares of Common Stock. The additional authorized but unissued shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. We do not currently have any plans, proposals or arrangements to issue any of the potentially newly available authorized shares that result from the Reverse Split for any purposes. The Reverse Split is not part of a broader plan to take us private.

Reasons for the Reverse Split

The Board’s primary objective in effecting the Reverse Split, if necessary or if the Board otherwise desires, is to enable the Board to raise the per share trading price of our Common Stock, which is currently trading on the Exchange.

Our Board has determined that by increasing the market price per share of our Common Stock, we would meet the stock price element of the continued listing requirements of the Exchange. Our Board concluded that the liquidity and marketability of our Common Stock will be adversely affected if it is no longer quoted on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, our Common Stock. Our Board believes that current and prospective investors may view an investment in our Common Stock more favorably if our Common Stock continues to be quoted on the Exchange.

Our Board also believes that the Reverse Split and any resulting increase in the per share price of our Common Stock should enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

We cannot assure you that, after the Reverse Split, the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level, or that our market capitalization will be equal to the market capitalization before the Reverse Split.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Common Stock by up to a factor of 4. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by an equivalent multiple, or result in any permanent increase in the market price of our Common Stock. The price of our Common Stock is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual stockholder would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. This has two disadvantages. First, the Exchange requires that we have a certain number of round lot stockholders to continue to be listed. Second, the transaction costs to stockholders selling “odd lots” are typically higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

The Reverse Split without the concurrent decrease of the authorized shares of Common Stock, will give our Board authority to issue additional shares that it would have been able to issue before the Reverse Split from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Exchange.

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

It is anticipated that the Amendment will be filed with the Secretary of State of Delaware within one year of the Annual Meeting if it is approved by the shareholders (the “Effective Time”). Upon the filing of the Split Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 100 shares of our Common Stock, you would hold 4 shares of our Common Stock after the split.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding down to the nearest number of whole shares so that we will issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration and Stock Trading

We are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Common Stock. If the proposed Reverse Split is implemented, we will request that our Common Stock continue to be listed under the symbol “OLB,” however we cannot guarantee that the Exchange will permit our use of “OLB.” If “OLB” is not available to us, we will announce our new symbol as soon as practicable.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock they hold before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock as rounded down to the nearest whole share. For example, if a stockholder holds 4 shares of Common Stock following the Reverse Split, that stockholder will receive certificate representing 4 shares of Common Stock and will receive cash in lieu of fractional shares.

As of the Record Date, we had 159 holders of record of our Common Stock (although we have significantly more beneficial holders). We do not expect the Reverse Split and the rounding down of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees. Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

The Reverse Split will not have any effect on the authorized number of shares of our Common Stock which is currently 1,000,000,000 shares. In accordance with our Certificate of Incorporation and Delaware law, our stockholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

As previously described, although the Reverse Split will not have any dilutive effect on our stockholders, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will decrease because we will not be reducing our authorized shares of Common Stock. The additional shares of Common Stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private refinancings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Split without the concurrent decrease of the authorized shares of common stock, will give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the rules of the Exchanges. The Reverse Split is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

In addition, the issuance of additional shares of Common Stock for any of the corporate purposes listed above could have a dilutive effect on earnings per share and the book or market value of our outstanding Common Stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in us. Holders of our Common Stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock outstanding.

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons that may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split. Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis in the Common Stock surrendered and the holding period for the Common Stock received should include the holding period for the Common Stock surrendered.

Recommendation of the board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION.

PROPOSAL 4
AMENDED AND RESTATED 2020 SHARE INCENTIVE PLAN

Overview

Our Board has approved the fourth amendment and restatement of the 2020 Share Incentive Plan, which is our primary plan for providing equity incentive compensation to our eligible employees, directors and consultants, a copy of which is attached to this proxy statement as Annex A. Our Board believes that the number of shares of Common Stock currently available in the 2020 Plan is insufficient to achieve the purpose of the 2020 Plan, which is to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in us, which interest may be measured by reference to the value of our Common Stock. We are amending the 2020 Plan principally to increase the number of our shares of Common Stock available for issuance under the 2020 Plan from 3,000,000 to 6,000,000 shares.

As of the Record Date, and excluding the requested share increase, there are 3,000,000 shares authorized for issuance under the 2020 Plan and no shares of Common Stock remain available for future grants of awards under the 2020 Plan.

If stockholders approve the New Plan, the total number of shares available for grants under the New Plan would be 6,000,000 shares of Common Stock.

Summary Description of the New Plan as amended and restated

The following is a summary of the material features of the New Plan, as amended and restated. This summary is qualified in its entirety by the full text of the New Plan, a copy of which is included as Annex A to this proxy statement.

Eligibility

Persons eligible to participate in the New Plan will be officers, employees, non-employee directors and consultants of the Company and its subsidiaries as selected from time to time by the plan administrator in its discretion. As of the date of this proxy statements, approximately 24 individuals will be eligible to participate in the New Plan, which includes approximately 3 officers, 15 employees who are not officers, 3 non-employee directors and 3 consultants.

Administration

The New Plan will be administered by the Compensation Committee, the Board, or such other similar committee pursuant to the terms of the New Plan. The plan administrator, which initially will be the Compensation Committee, will have full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the New Plan. The plan administrator may delegate to one or more officers of the Company the authority to grant awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Share Reserve

Subject to the adjustment provisions contained in the New Plan, the number of shares of Common Stock that may be issued under the New Plan is equal to 6,000,000, which is also the maximum number of shares of Common Stock that may be issued upon the exercise of incentive stock options. Shares issuable under the New Plan may be authorized, but unissued, or reacquired shares of Common Stock.

Shares underlying any awards under the New Plan that are forfeited, cancelled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, satisfied without the issuance of stock or otherwise terminated (other than by exercise) will be added back to the shares available for issuance under the New Plan.

Annual Limitation on Awards to Non-Employee Directors

The New Plan contains a limitation whereby the value of all awards under the New Plan and all other cash compensation paid by the Company to any non-employee director may not exceed $750,000 for the first calendar year a non-employee director is initially appointed to the Board, and $500,000 in any other calendar year.

Types of Awards

The New Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards (collectively, “awards”).

Stock Options. The New Plan permits the granting of both options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and options that do not so qualify. Options granted under the New Plan will be nonqualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Nonqualified options may be granted to any persons eligible to receive awards under the New Plan.

The option exercise price of each option will be determined by the plan administrator but generally may not be less than 100% of the fair market value of Common Stock on the date of grant or, in the case of an incentive stock option granted to a ten percent stockholder, 110% of such share’s fair market value. The term of each option will be fixed by the plan administrator and may not exceed ten years from the date of grant (or five years for an incentive stock option granted to a ten percent stockholder). The plan administrator will determine at what time or times each option may be exercised, including the ability to accelerate the vesting of such options.

Upon exercise of options, the option exercise price must be paid in full either in cash, check or cash equivalent, or by delivery (or attestation to the ownership) of shares of Common Stock that are beneficially owned by the optionee free of restrictions or were purchased in the open market. Subject to applicable law, the exercise price may also be made by means of a broker-assisted cashless exercise. In addition, the plan administrator may permit nonqualified options to be exercised using a “net exercise” arrangement that reduces the number of shares issued to the optionee by the largest whole number of shares with fair market value that does not exceed the aggregate exercise price.

Stock Appreciation Rights. The plan administrator may award stock appreciation rights subject to such conditions and restrictions as it may determine. Stock appreciation rights entitle the recipient to shares of Common Stock or cash equal to the value of the appreciation in the stock price of Common Stock over the exercise price. The exercise price generally may not be less than 100% of the fair market value of Common Stock on the date of grant. The term of each stock appreciation right will be fixed by the plan administrator and may not exceed ten years from the date of grant. The plan administrator will determine at what time or times each stock appreciation right may be exercised, including the ability to accelerate the vesting of such stock appreciation rights.

Restricted Stock. A restricted stock award is an award of Common Stock that vests in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine the persons to whom grants of restricted stock awards are made, the number of restricted shares to be awarded, the price (if any) to be paid for the restricted shares, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of restricted stock awards. Unless otherwise provided in the applicable award agreement, a participant generally will have the rights and privileges of a stockholder as to such restricted shares, including without limitation the right to vote such restricted shares and the right to receive dividends, if applicable.

Restricted Stock Units. Restricted stock units are the right to receive Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the plan administrator. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company or its subsidiaries, the passage of time or other restrictions or conditions. The plan administrator determines the persons to whom grants of restricted stock units are made, the number of restricted stock units to be awarded, the time or times within which awards of restricted stock units may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock unit awards. The value of the restricted stock units may be paid in Common Stock, cash, other securities, other property or a combination of the foregoing, as determined by the plan administrator.

The holders of restricted stock units will have no voting rights. Prior to settlement or forfeiture, restricted stock units awarded under the New Plan may, at the plan administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all dividends paid on one share of Common Stock while each restricted stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units. Settlement of dividend equivalents may be made in the form of cash, Common Stock, other securities, other property, or a combination of the foregoing. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the restricted stock units to which they are payable.

Other Stock-Based Awards. Other stock-based awards may be granted either alone, in addition to, or in tandem with, other awards granted under the New Plan and/or cash awards made outside of the New Plan. The plan administrator shall have authority to determine the persons to whom and the time or times at which other stock-based awards will be made, the amount of such other stock-based awards, and all other conditions, including any dividend and/or voting rights.

Tax Withholding

Participants in the New Plan are responsible for the payment of any federal, state, or local taxes that the Company or its subsidiaries are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The plan administrator may cause any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by the applicable entity withholding from shares of Common Stock to be issued pursuant to an award a number of shares with an aggregate fair market value that would satisfy the withholding amount due. The plan administrator may also require any tax withholding obligation of the Company or its subsidiaries to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company or its subsidiaries in an amount that would satisfy the withholding amount due.

Equitable Adjustments

In the event of a merger, consolidation, recapitalization, stock split, reverse stock split, reorganization, split-up, spin-off, combination, repurchase or other change in corporate structure affecting shares of Common Stock, the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the New Plan will be adjusted to reflect such event, and the plan administrator will make such adjustments as it deems appropriate and equitable in the number, kind, and exercise price of shares of Common Stock covered by outstanding awards made under the New Plan.

Change in Control

In the event of any proposed change in control (as defined in the New Plan), the plan administrator will take any action as it deems appropriate, which action may include, without limitation, the following: (i) the continuation of any award, if the Company is the surviving corporation; (ii) the assumption of any award by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards; (iv) accelerated vesting of the award, with all performance objectives and other vesting criteria deemed achieved at targeted levels, and a limited period during which to exercise the award prior to closing of the change in control, or (v) settlement of any award for the change in control price (less, to the extent applicable, the per share exercise price).

Transferability

Unless determined otherwise by the plan administrator, an award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner, except to a participant’s estate or legal representative, and may be exercised, during the lifetime of the participant, only by the participant. If the plan administrator makes an award transferable, such award will contain such additional terms and conditions as the plan administrator deems appropriate.

Term

The 2020 Plan became effective when adopted by the Board on August 6, 2020 and, unless terminated, the New Plan will continue in effect for a term ending August 6, 2030.

Amendment and Termination

The Board or designated committee thereof may amend or terminate the New Plan at any time. Any such termination will not affect outstanding awards. No amendment, alteration, suspension, or termination of the New Plan will materially impair the rights of any participant, unless mutually agreed otherwise between the participant and the

Company. Approval of the stockholders shall be required for any amendment, where required by applicable law, as well as (i) to increase the number of shares available for issuance under the New Plan and (ii) to change the persons or class of persons eligible to receive awards under the New Plan.

Form S-8

Following the approval of the stockholders of the New Plan, the Company intends to file with the SEC a registration statement on Form S-8 covering the shares of Common Stock issuable under the New Plan.

Material United States Federal Income Tax Considerations

The following is a general summary under current law of the material U.S. federal income tax considerations related to awards and certain transactions under the New Plan, based upon the current provisions of the Code and regulations promulgated thereunder. This summary deals with the general federal income tax principles that apply and is provided only for general information. It does not describe all federal tax consequences under the New Plan, nor does it describe state, local, or foreign income tax consequences or federal employment tax consequences. The rules governing the tax treatment of such awards are quite technical, so the following discussion of tax consequences is necessarily general in nature and is not complete. In addition, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

The New Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares, any amount realized in excess of the option exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares) over the option exercise price thereof, and (ii) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Common Stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Nonqualified Options. No income is generally realized by the optionee at the time a nonqualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the nonqualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards. The current federal income tax consequences of other awards authorized under the New Plan generally follow certain basic patterns: (i) stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified options; (ii) nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); and (iii) restricted stock units, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. The Company or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the participant at the time the participant recognizes such income.

The participant’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a stock appreciation right, restricted stock, restricted stock unit, or other stock-based award will be the amount paid for such shares plus any ordinary income recognized when the shares were originally delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a corporate transaction) may cause all or a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award under the New Plan. In general, stock options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. Restricted stock awards are not generally subject to Section 409A. Restricted stock units are subject to Section 409A unless they are settled within two and one half months after the end of the later of (1) the end of the Company’s fiscal year in which vesting occurs or (2) the end of the calendar year in which vesting occurs. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax and premium interest in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income.

Vote Required for Approval

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class is required to approve the New Plan.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2020 SHARE INCENTIVE PLAN PROPOSAL.

The existence of financial and personal interests of one or more of directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals.

PAY VERSUS PERFORMANCE

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (“CAP”) to our principal executive officer (“PEO”) and our other named executive officers (“NEOs”) and certain financial performance measures of the Company for the fiscal years listed below. The Company is a smaller reporting company and has elected to provide the scaled disclosure permitted for smaller reporting companies.

As discussed further below, the CAP amounts do not necessarily represent actual compensation earned or realized by our NEOs in a given year. The Compensation Committee did not consider the Pay Versus Performance information in 2025 in making its compensation decisions for our NEOs. For additional information about our performance-based pay philosophy and how the Compensation Committee aligns executive compensation with our performance, refer generally to the sections above.

Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based on TSR ($)(3)	Net Income (Loss) ($)(4)
2025	$1,050,000	$1,049,205	$536,000	$536,000	$2.16	$(6,679,681)
2024	$1,456,500	$1,341,504	$500,000	$500,000	$7.64	$(11,349,814)
2023	$1,456,500	$1,456,500	$500,000	$500,000	$39.48	$(17,583,327)

________

(1)Ronny Yakov served as our PEO for each year presented. Our non-PEO NEOs consist of one individual, Patrick Smith, for each year presented. For 2025, non-PEO NEO’s include Rachel Boulds.

(2)Amounts reported as CAP are computed in accordance with Item 402(v) of Regulation S-K and do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year. The CAP amounts presented reflect the following adjustments to compensation reported in the Summary Compensation Table, as required by the SEC:

Adjustments to Summary Compensation Table amounts to CAP amounts	2025		2024		2023
	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)
Summary Compensation Table Total	1,050,000	536,000	1,456,500	500,000	1,456,500	500,000
Less: Grant date fair value of option awards granted in fiscal year	—	—	(541,999)	—	(541,999)	—
ADD: Fair value as of the end of the covered fiscal year of all awards granted during the fiscal year that are outstanding and unvested as of the end of the covered fiscal year:	—	—	20,504	—	—	—
ADD: the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year:	—	—	—	—	—	—
ADD: the value of awards that were granted and vested in the same fiscal year:	—	—	406,499	—	541,999	—

Adjustments to Summary Compensation Table amounts to CAP amounts	2025		2024		2023
	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)	PEO ($)	Average Non-PEO NEOs ($)
ADD: the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year:	(795)	—	—	—	—	—
LESS: for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year:	—	—	—	—	—	—
ADD: the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—	—	—	—	—	—

Total Compensation Actually Paid	$1,049,205	$536,000	$1,341,504	$500,000	$1,456,500	$500,000

________

(3)Total Shareholder Return (“TSR”) represents cumulative total shareholder return on a fixed investment of $100 in our common stock for the period beginning on the last trading day of the fiscal year ended December 31, 2021 through the last trading day of the applicable fiscal year. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(4)Reflects net income (loss) as reported in the Company’s audited consolidated financial statements for the applicable fiscal year.

Relationship between CAP and Performance Measures

In accordance with Item 402(v) requirements, we are providing the following charts to describe the relationships between CAP to our NEOs and our financial performance, in each case presented in the charts below: (1) the Company’s cumulative TSR and (2) the Company’s net income (loss).

CAP vs. Cumulative TSR

CAP to our PEO was $1,456,500, $1,341,504 and $1,049,205 in 2023, 2024 and 2025, respectively, and average CAP to our non-PEO NEOs was $500,000, $500,000 and $536,000, respectively. Over the same period, the value of an initial fixed $100 investment in our common stock was $39.48, $7.64 and $2.16, respectively.

CAP vs. Net Income (Loss)

The Company reported net income (loss) of ($17,583,327), ($11,349,814) and ($6,679,681) in 2023, 2024 and 2025, respectively, while CAP to our PEO and average CAP to our non-PEO NEOs were as described above.

Compensation Actually Paid vs Cumulative TSR
$16,00,000
$14,00,000
$12,00,000
$10,00,000
$8,00,000
$6,00,000
$4,00,000
$2,00,000
$0
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2023
2024
2025
PEO
NEO
TSR

In the normal course of business, the Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. The Company records legal costs associated with loss contingencies as incurred and accrues for all probable and estimable settlements.

On November 24, 2021, we entered into an Asset Purchase Agreement (the “Agreement”) dated as of November 15, 2021, with FFS Data Corporation (“FFS”) whereby we acquired a portfolio of merchants utilizing financial transaction processing services (the “Acquired Merchant Portfolio”). The purchase price was $20 million, with $16 million paid at closing, $2 million payable within six months after closing, and a $2 million payment to be transferred to an escrow account, contingent upon an Attrition Adjustment, as described in the Agreement. However, the Company is engaged ongoing litigation with FFS relating to allegations of, among other things, breaches of contract in connection with the Acquired Merchant Portfolio whereby FFS is claiming to be paid the full purchase price of the Acquired Merchant Portfolio and the Company is making a claim to recover the purchase price of the Acquired Merchant Portfolio based on misrepresentations made about the Acquired Merchant Portfolio and related fraud and other claims, which resulted in a termination of the bank processing agreement by Clear Fork Bank (the “Bank”) and eventual termination of all payment processing business with the merchants. In addition, in connection with the litigation with FFS, the Company has also made a claim against the Bank for damages the Company suffered as a result of it having to cease processing transactions for the merchants underlying the Acquired Merchant Portfolio. The Bank has filed a counterclaim for fees incurred by it in connection with the transactions processed since the acquisition of the Acquired Merchant Portfolio by the Company. However, the damages claimed have been materially reduced over time due to account balancing which was not completed at the time of the counterclaim. The litigations are currently in discovery and dates for trial are not yet finalized.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 31,199,261 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. In the election of directors, the four persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. The affirmative vote of a majority of the shares of Common Stock present and votes cast at the Annual Meeting or by proxy is required for approval of proposals 2 and 3.

Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Annual Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, OFFICERS AND DIRECTORS

The following table sets forth, as of October 9, 2026, information regarding the beneficial ownership of each class of our voting securities by: (i) our officers and directors; (ii) all of our officers and directors as a group; and (iii) each person known by us to beneficially own 5% or more of any class of our outstanding voting securities. Generally, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days.

The address of each holder listed below, except as otherwise indicated, is c/o The OLB Group, Inc., 1120 Avenue of the Americas, 4th Floor, New York, NY.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned**	Percent of Common Stock Beneficially Owned(1)**	Number of Voting Shares Beneficially Owned**	Percent of Voting Shares Beneficially Owned**
5% Beneficial Owners
None	—	—	—	0%
Directors and Officers
Ronny Yakov	10,264,683	32.09%	10,264,683	32.90%
Rachel Boulds	185,083	*	185,083	*
Patrick Smith	2,328,404	7.46%	2,328,404	7.46%
Alina Dulimof	115,212	*	115,212	*
Ehud Ernst	120,000	*	120,000	*
Amir Sternhell	116,045	*	116,045	*
All directors and executive officers as a group (6 persons)	13,129,427	42.08%	13,129,427	43.08%

________

*Less than 1%.

**Under SEC rules, beneficial ownership includes shares over which the individual or entity has voting or investment power and any shares which the individual or entity has the right to acquire within sixty days.

(1)Percentage ownership of common stock is based on 31,199,261 shares of Common Stock outstanding as of October 9, 2026.

Deadline for Submission of Stockholder Proposals for 2027 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2027 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 1120 Avenue of the Americas, Fourth Floor, New York, New York 10036 no later than June 25, 2027.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2026 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as amended, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2026 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Ronny Yakov. Mr. Yakov will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Such Report includes the Company’s audited financial statements for the 2025 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Patrick Smith, Vice President, Finance of the Company, at 1120 Avenue of the Americas, Fourth Floor, New York, New York 10036.

ANNEX A

THE OLB GROUP, INC.
FOURTH AMENDED AND RESTATED 2020 SHARE INCENTIVE PLAN

1. Purpose. The Fourth Amended and Restated OLB Group, Inc. 2020 Share Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain and motivate highly competent persons as officers, employees and non-employee directors (“Director Participants”), of, and consultants to, The OLB Group, Inc. (the “Company”), and its subsidiaries and affiliates, by providing them opportunities to acquire shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s officers, employees and consultants to those of its other stockholders.

2. Administration.

a. The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company from among its members (which may be the Compensation Committee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b 3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

b. The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

3. Participants. Participants will consist of such officers, employees and Director Participants of, and such consultants to, the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

4. Type of Benefits. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards and (e) Stock Units (each as described below, and collectively, the “Benefits”). Stock Awards, Performance Awards, and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 12 hereof. Benefits

Annex A-1

shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5. Common Stock Available Under the Plan. The maximum aggregate number of shares of Common Stock that may be subject to Benefits, including Stock Options, granted under this Plan shall be 6,000,000 shares, which may be authorized and unissued or treasury shares, subject to any adjustments in accordance with Section 15 hereof. Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, any shares subject to Stock Awards, Performance Awards or Stock Units which are forfeited, any shares subject to Performance Awards settled in cash, any shares delivered to the Company as part or full payment for the exercise of a Stock Option or Stock Appreciation Right or any shares delivered to the Company in satisfaction of any tax withholding arising in connection with any Benefit consisting of shares of Common Stock, as the case may be, shall again be available for Benefits under the Plan.

6. Stock Options. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be “incentive stock options”, within the meaning of Section 422 of the Code (“Incentive Stock Options”), or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”); provided, however, that grants of Incentive Stock Options may only be made to employees of the Company, a subsidiary corporation or parent corporation and that Incentive Stock Option grants made prior to approval of the grant of Incentive Stock Options under the Plan by stockholders of the Company shall be subject to such approval and provided, further, that if stockholder approval of the grant of Incentive Stock Options under the Plan is not obtained within twelve months of adoption of the Plan by the Board of Directors, any Stock Option granted during the twelve month period after adoption of the Plan by the Board of Directors that is designated as an Incentive Stock Option shall be treated thereafter as Nonqualified Stock Option. The Committee will have the authority to grant to any participant, including officers, employees, Director Participants, and consultants, Nonqualified Stock Options, or, for those participants who are employees of the Company, a subsidiary corporation or parent corporation both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

a. Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant provided that such per share exercise price shall be at least equal to the Fair Market Value; subject to subsection (d), below.

b. Payment of Exercise Price. The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant, or by delivery to the Company of (x) irrevocable instructions to deliver directly to a broker the stock certificates representing the shares for which the Stock Option is being exercised, and (y) irrevocable instructions to such broker to sell such shares for which the Stock Option is being exercised, and promptly deliver to the Company the portion of the proceeds equal to the Stock Option exercise price and any amount necessary to satisfy the Company’s obligation for withholding taxes, or any combination thereof. For purposes of making payment in shares of Common Stock, such shares shall be valued at their Fair Market Value (as defined below) on the date of exercise of the Stock Option and shall have been held by the participant for at least six months. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. The Committee may, at the time of grant, provide for the grant of a subsequent Restoration Stock Option if the exercise price is paid for by delivering previously owned shares of Common Stock of the Company. Restoration Stock Options (i) may be granted in respect of no more than the number of shares of Common Stock tendered in exercising the predecessor Stock Option, (ii) shall have an exercise price equal to the Fair Market Value on the date the Restoration Stock Option is granted, and (iii) may have an exercise period that does not extend beyond the remaining term of the predecessor Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

Annex A-2

c. Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant; provided, however, the Committee may, in its sole discretion, later waive any such condition.

d. Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided, however, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option.

e. Post-Severance Exercises. Upon termination of employment of any employee, termination of service on the Board of Directors of a Director Participant or of the continuing services of any consultant with the Company and all subsidiary corporations and parent corporations of the Company, any Stock Option previously granted to the employee, Director Participant or consultant, unless otherwise specified by the Committee in the Stock Option agreement, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

i. if the employee, Director Participant or consultant shall die while in the employ or service of such corporation or at a time when such employee, Director Participant or consultant was entitled to exercise a Stock Option as herein provided, the legal representative of such employee, Director Participant or consultant, or such person who acquired such Stock Option by bequest or inheritance or by reason of the death of the employee, Director Participant or consultant, may, not later than one (1) year from the date of death, exercise such Stock Option, to the extent not theretofore exercised, in respect of any or all of such number of shares of Common Stock as specified by the Committee in such Stock Option; and

ii. if the employment of any employee or the continuing services of any Director Participant or consultant to whom such Stock Option shall have been granted shall terminate by reason of the employee’s, Director Participant’s or consultant’s retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee, Director Participant or consultant is entitled to exercise such Stock Option as herein provided, such employee, Director Participant or consultant shall have the right to exercise such Stock Option so granted in respect of any or all of such number of shares as specified by the Committee in such Stock Option, at any time up to and including ninety (90) days after the date of such termination.

In no event, however, shall any person be entitled to exercise any Stock Option after the expiration of the period of exercisability of such Stock Option or Right, as specified in such option agreement at the date of grant.

If an employee, Director Participant or consultant voluntarily terminates his or her employment or continuing services, or is discharged “for cause”, any Stock Option granted hereunder shall, unless otherwise specified by the Committee in the option agreement, forthwith terminate with respect to any unexercised portion thereof.

If a Stock Option granted hereunder shall be exercised by the legal representative of a deceased grantee or by a person who acquired a Stock Option granted hereunder by bequest or inheritance or by reason of the death of any employee, Director Participant or consultant or former employee, former Director Participant or former consultant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Stock Option.

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For the purposes of the Plan, the term “for cause” shall mean (a) with respect to an employee, Director Participant or consultant who is a party to a written service agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of “for cause” or “cause” (or words of like import) for purposes of termination of employment or services thereunder by the Company or such subsidiary corporation or parent corporation of the Company, “for cause” or “cause” as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee, Director Participant or consultant of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company; (ii) the commission by an employee, Director Participant or consultant of an act of fraud in the performance of such employee’s or consultant’s duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee, Director Participant or consultant for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (iv) the continuing failure of an employee, Director Participant or consultant to perform the duties of such employee, Director Participant or consultant to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee, Director Participant or consultant by the Committee.

For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an “employee” of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an “employee” for purposes of the exercise of a Stock Option, such individual shall not be entitled to exercise such Stock Option during such period unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a senior vice-president or other duly authorized officer of such corporation.

A termination of employment or services shall not be deemed to occur by reason of (i) the transfer of an employee or consultant from employment or retention by the Company to employment or retention by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee or consultant from employment or retention by a subsidiary corporation or a parent corporation of the Company to employment or retention by the Company or by another subsidiary corporation or parent corporation of the Company. Termination of a consultant’s services shall be considered to occur when he ceases to perform services on a regular basis; provided, however, termination of a consultant’s services shall not be deemed to occur where the termination of services is due to such consultant becoming an employee of the Company or a subsidiary corporation or a parent corporation.

In the event an employee changes status to a consultant, all Stock Option grants shall continue for the remainder of the exercise period, provided, however, any Incentive Stock Options shall, three (3) months after termination of employment, be treated as a Nonqualified Stock Option for the remainder of the exercise period.

In the event of the complete liquidation or dissolution of a subsidiary corporation, or if such corporation ceases to be a subsidiary corporation, any unexercised Stock Options theretofore granted to any person employed by or rendering consulting services to such subsidiary corporation will be deemed cancelled unless such person is employed by or renders continuing services to the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If a Stock Option is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee or consultant holding unexercised Stock Options, and such holder will have the right to exercise such Stock Options in full during the thirty (30) day period following notice of such cancellation.

f. Each Stock Option issued under this Section 6 shall be fully vested and exercisable, unless otherwise specified in the grant agreement.

7. Automatic Stock Option Grants to Director Participants.

a. Subject to the terms and conditions of this Section 7, each year on the date of the Company’s annual meeting of stockholders, each person who is a Director Participant of the Company at that time shall automatically be granted a Nonqualified Stock Option to purchase $50,000 shares of Common Stock (the Chairman of the Company’s Audit Committee shall automatically be granted an additional Nonqualified Stock Option to purchase $15,000 shares of Common Stock).

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b. The purchase price of the shares of Common Stock covered by the Nonqualified Stock Options granted pursuant to this Section 7 shall be the Fair Market Value of such shares of Common Stock on the date of grant.

c. A Nonqualified Stock Option granted to any Director Participant of the Company shall vest and become exercisable in four equal quarterly installments on the last day of each calendar quarter beginning with the calendar quarter during which the Nonqualified Stock Option is granted.

d. If a Director Participant’s service as a director of the Company terminates, any Nonqualified Stock Option previously granted to such Director Participant shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

i. if a Director Participant holding an outstanding Nonqualified Stock Option dies, such Nonqualified Stock Option shall, to the extent not theretofore exercised, remain exercisable for one (1) year after such Director Participant’s death, by such Director Participant’s legatee, distributee, guardian or legal or personal representative; and

ii. if the service of a Director Participant to whom such Nonqualified Stock Option shall have been granted shall terminate by reason of (i) such Director Participant’s disability (as described in Section 22(e)(3) of the Code), (ii) voluntary retirement from service as a director of the Company, or (iii) failure of the Company to retain or nominate for re-election such Director Participant who is otherwise eligible, unless due to any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect subsidiary of the Company, while such Director Participant is entitled to exercise such Nonqualified Stock Option as herein provided, such Director Participant shall have the right to exercise such Nonqualified Stock Option so granted in respect of any or all of such number of shares of Common Stock subject to such Nonqualified Stock Option at any time up to and including ninety (90) days after the date of such termination of service; and

iii. if the Director Participant shall die during the ninety (90) day period, specified in clause (ii) above and at a time when such Director Participant was entitled to exercise a Nonqualified Stock Option as herein provided, the legal representative of such Director Participant, or such person who acquired such Nonqualified Stock Option by bequest or inheritance or by reason of the death of the Director Participant may, not later than one (1) year from the date of death, exercise such Nonqualified Stock Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares subject to such Nonqualified Stock Option.

In no event, however, shall a Director Participant be entitled to exercise any Stock Option issued under this Section 7 after the expiration of the period of exercisability of such Stock Option, as specified therein.

e. A Director Participant may receive automatic Stock Option grants under this Section 7 and Stock Option grants under Section 6.

8. Stock Appreciation Rights.

a. The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be fully vested unless otherwise specified in the grant agreement. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

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b. Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten years after the date it is granted. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

c. The exercise of any Stock Appreciation Right after termination of employment of a participant with the Company, a subsidiary of the Company or with any company providing consulting services to the Company shall be subject to the same terms and conditions as set forth in Section 6(e) above.

9. Stock Awards. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment, and may constitute Performance-Based Awards, as described in Section 12 hereof. Each Stock Award shall be fully vested unless otherwise specified in the grant agreement. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.

10. Performance Awards.

a. Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee. Performance Awards may constitute Performance-Based Awards, as described in Section 12 hereof. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may be in the form of shares of Common Stock or Stock Units. Performance Awards may be awarded as short-term or long-term incentives. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

b. With respect to those Performance Awards that are not intended to constitute Performance-Based Awards, the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of such targets the Committee shall have precluded its authority to make such adjustments.

c. Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

11. Stock Units.

a. The Committee may, in its discretion, grant Stock Units to participants hereunder. The Committee shall determine the criteria for the vesting of Stock Units. Stock Units may constitute Performance Based Awards, as described in Section 12 hereof. A Stock Unit granted by the Committee shall provide payment at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 11 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).

b. Upon vesting of a Stock Unit, unless the participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

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c. A participant may elect not to receive a distribution upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. Any such election shall be in conformity with Code Section 409A and in such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

d. A “Stock Unit” means a notional account representing one share of Common Stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

12. Performance-Based Awards. Certain Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code (“Performance-Based Awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets relating to inventory and/or accounts receivable; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and (xiii) total return to stockholders. In addition, Performance Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate Benefits payable upon the attainment of such performance goal.

13. Securities Laws. The Committee shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, or the Exchange Act, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. Notwithstanding any provision in the Plan or an option document to the contrary, if the Committee determines, in its sole discretion, that issuance of Shares pursuant to the exercise of a Stock Option should be delayed pending registration or qualification under federal or state securities laws or the receipt of a legal opinion that an appropriate exemption from the application of federal or state securities laws is available, the Committee may defer exercise of any Stock Option until such Shares are appropriately registered or qualified or an appropriate legal opinion has been received, as applicable.

14. Foreign Laws. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 14 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

15. Adjustment Provisions; Change in Control.

a. If there shall be any change in the Common Stock of the Company or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee, in its sole discretion, shall adjust, in an equitable

Annex A-7

manner, as applicable, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits; provided, however, that any such arithmetic adjustment to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods; provided, however, that any such arithmetic adjustment to a Performance-Based Award shall not cause the amount of compensation payable thereunder to be increased from what otherwise would have been due upon attainment of the unadjusted award. In addition, other than with respect to Stock Options, Stock Appreciation Rights, and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on participants under the Plan.

b. Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company, all then outstanding Stock Options and Stock Appreciation Rights shall immediately vest and become exercisable. For purposes of this Section 15(b), a “Change in Control” of the Company shall be deemed to have occurred upon the earliest of the following events:

i. Change in Ownership: A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company.

ii. Change in Effective Control: A change in effective control of the Company occurs on the date that either:

1. Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

2. A majority of the members of the Board of Directors of the Company is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors before the date of the appointment or election; provided, that this paragraph (B) will apply only to the Company if no other corporation is a majority shareholder.

iii. Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed consistent with the definition of “Change of Control” as defined under Code Section 409A and the applicable treasury regulations, as amended from time to time. The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company or the other events specified in Section 15(a), each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share

Annex A-8

of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Stock Option or Stock Appreciation Right granted within six (6) months before the occurrence of a Change in Control if the holder of such Stock Option or Stock Appreciation Right is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under Section 16(b) of the Exchange Act is otherwise available to such holder.

16. Nontransferability. Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit, other than an Incentive Stock Option, to any director, officer or employee of the Company with at least 15 years of service may permit the transferability of a Benefit by such participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

17. Other Provisions. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change in control of the Company, for the payment of the value of Benefits to participants in the event of a change in control of the Company, or understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Plan. In addition, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Stock Option granted hereunder. The provisions in this Section 17 may be exercised even if such exercise causes an earlier recognition of income to the Participant due to Code Section 409A or otherwise.

18. Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be (i) the closing price of the Company’s Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company’s Common Stock is readily tradeable on a national securities exchange or other market system, (ii) if the Company’s Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company and (iii) in connection with a Change in Control of the Company or an event specified in Section 15(a), the value of the consideration paid to stockholders in connection with such Change in Control or event or if no consideration is paid in respect thereof, the amount determined pursuant to clause (i) or (ii), above.

19. Withholding. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

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20. Tenure. A participant’s right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

21. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

22. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

23. Duration, Amendment and Termination. No Benefit shall be granted more than ten years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. Nevertheless, if the Plan has been previously approved by the Company’s stockholders, the Committee may not, without obtaining approval within twelve months before or after such action by such vote of the Company’s stockholders as may be required, amend the Plan if such amendment would: (i) disqualify any Incentive Stock Options granted under the Plan; (ii) increase the aggregate number of shares of Common Stock that may be delivered through Stock Options under the Plan; (iii) increase either of the maximum amounts which can be paid to an individual participant under the Plan as set forth in Section 5 hereof; (iv) change the types of business criteria on which Performance-Based Awards are to be based under the Plan; or (v) modify the requirements as to eligibility for participation in the Plan. The Committee may amend the terms of any Benefit theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without his consent. In its sole discretion, the Committee may reduce the exercise price for any or all outstanding Stock Options or Stock Appreciation Rights, by repricing or replacing or offering to replace such Benefits, at any time and on any basis it believes is appropriate and consistent with the Plan’s purposes.

24. Governing Law. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

25. Effective Date.

a. The Plan shall be effective as of ______, 2020, the date on which the Plan was adopted by the Board of Directors and the Company’s stockholders (the “Effective Date”).

b. This Plan shall terminate on ______, 2030 (unless sooner terminated by the Committee).

Annex A-10

Transfer Online, Inc. 512 SE Salmon St. Portland, OR 97214 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 11/18/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 11/18/2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Ronny Yakov 02 Amir Sternhell 03 Ehud Ernst 04 Alina Dulimof The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2 To ratify the appointment by the Board of RBSM, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. 3 To approve an amendment (the Split Amendment) to our Certificate of Incorporation, as amended (the Certificate of Incorporation) to effect a reverse stock split of our issued and outstanding Common Stock at a range of between 1-for-2 and 1-for-25 (the Reverse Split) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (provided that it is effected within one year of the date on which the stockholders of the Corporation approve the Reverse Stock Split). 4 To approve the Fourth Amended and Restated 2020 Share Incentive Plan NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 0000714904_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Form 10-K are available at www.proxyvote.com THE OLB GROUP, INC. Annual Meeting of Stockholders November 19, 2026 9:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Patrick Smith as Proxy of the undersigned, with full power of substitution, to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of THE OLB GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 9:00 AM, EST on 11/19/2026, Virtually at www.virtualshareholdermeeting.com/OLB2026 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000714904_2 R2.09.05.010